UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported): August 8, 2005
KUHLMAN COMPANY, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-50187	86-0883289

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
701 North Third Street, Suite B-1
Minneapolis, Minnesota 55401
(Address of principal executive offices) (Zip Code)
(612) 338-5752
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.
     The registrant’s former public accountants, Stark Winter Schenkein & Co., LLP, were dismissed effective as of August 8, 2005. Stark Winter Schenkein & Co., LLP’s independent auditor’s report dated March 8, 2005, furnished in connection with the registrant’s annual report on Form 10-KSB for the fiscal year ended December 31, 2004 (which annual report filed on March 24, 2005), contained an opinion raising substantial doubt about the registrant’s ability to continue as a going concern. The decision to dismiss Stark Winter Schenkein & Co., LLP was made by the registrant’s board of directors and upon the recommendation of the registrant’s audit committee, and was made primarily because the board of directors desired to retain the accounting firm which was familiar with Kuhlman retail stores, the registrant’s new operating business conducted through SK2, Inc. There were not, from January 19, 2005, the date of engagement to the date hereof, any disagreements with Stark Winter Schenkein & Co., LLP that are known to the registrant’s management and relate to accounting principles or practice, financial statements or disclosures, or auditing scope or procedures.
     The registrant has requested that Stark Winter Schenkein & Co., LLP furnish the registrant with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.
     The registrant has engaged Schechter Dokken Kanter Andrews & Selcer, Ltd. to serve as the registrant’s new independent public accounting firm. Schechter Dokken Kanter Andrews & Selcer, Ltd. conducted the audit of SK2, Inc. in connection with the merger transaction of June 10, 2005, and is familiar with the registrant’s business now owned and operated by the registrant.
     In the registrant’s two most recent fiscal years and any subsequent interim period to the date hereof, the registrant has not consulted with Schechter Dokken Kanter Andrews & Selcer, Ltd. regarding either:
     (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant’s financial statements, and neither a written report was provided to the registrant nor oral advice was provided that Schechter Dokken Kanter Andrews & Selcer, Ltd. concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or
     (ii) any matter that was either the subject of a “disagreement,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a “reportable event,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.
     (c)       Exhibits.

Exhibit	Description
16.1	Letter of Stark Winter Schenkein & Co., LLP.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KUHLMAN COMPANY, INC.: (Registrant)
Date: August 11, 2005	By:	/s/ Jon Gangelhoff
Jon Gangelhoff, Chief Financial Officer

EXHIBIT INDEX
16.1       Letter of Stark Winter Schenkein & Co., LLP (filed herewith).

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